SUPPLEMENT TO PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                      TOUCHSTONE SERIES TRUST (THE "TRUST")
                               IN CONNECTION WITH

Touchstone Emerging Growth Fund         Touchstone International Equity Fund
Touchstone Income Opportunity Fund      Touchstone Value Plus Fund
Touchstone Growth & Income Fund         Touchstone Balanced Fund
Touchstone Bond Fund                    Touchstone Standby Income Fund
                                 (each a "Fund")

                  THIS SUPPLEMENT IS DATED AS OF APRIL 7, 1999.

        The Prospectuses and Statement of Additional Information of Touchstone Series Trust, dated January 4, 1999, are hereby supplemented as follows:

CHANGE IN PORTFOLIO MANAGERS

Peter C. Schliemann, one of the individuals at David L. Babson & Company, Inc.(Babson) who was primarily responsible for the day-to-day investment management of the portion of the Emerging Growth Fund's assets managed by Babson, no longer has responsibility for such assets. The two remaining portfolio managers, Dennis J. Scannell and Lance F. James, will continue to manage the portion of the Emerging Growth Fund's assets managed by Babson. Babson is one of two Fund Sub-Advisors to the Emerging Growth Fund.

Michael J. Chapman, the individual at Westfield Capital Management, Inc. (Westfield) who was primarily responsible for the day-to-day investment management of the portion of the Emerging Growth Fund's assets managed by Westfield, no longer has responsibility for such assets. William A. Muggia has replaced Mr. Chapman as portfolio manager and will manage the portion of the Emerging Growth Fund's assets managed by Westfield. Mr. Muggia is a Senior Vice President and Portfolio Manager and has been with Westfield since 1994. Westfield is one of two Fund Sub-Advisors to the Emerging Growth Fund.

CHANGE IN DISTRIBUTION SCHEDULE

Effective beginning March 1999, the Touchstone Growth & Income Fund will distribute income on a quarterly, rather than a monthly, basis.

NEW TRUSTEE AND PRESIDENT

At a special meeting of the Board of Trustees of the Trust, the Board voted to appoint Jill McGruder as a Trustee of the Trust and to elect Ms. McGruder to the positions of Chairman of the Board, President and Chief Executive Officer of the Trust. Ms. McGruder replaced Edward G. Harness, Jr., who resigned all of his positions with the Trust. Ms. McGruder is a Director and President and Chief Executive Officer of Touchstone Advisors, Inc., and Touchstone Securities, Inc. Ms. McGruder has been Senior Vice President of Western-Southern Life Assurance Company since 1996. Ms. McGruder is also a Trustee and Chairman of the Board of Touchstone Variable Series Trust.